Ex. 10.4 - 10

                                  EXHIBIT 10.4
                            ADMINISTRATION AGREEMENT


      THIS ADMINISTRATION AGREEMENT is made and entered into and effective this 16th day of July, 2001, by and between Capston Network Company, a Delaware corporation with an office 1268 Bayshore Boulevard, Dunedin, Florida 33698, hereinafter called "Administrator," Win or Lose Acquisition Corporation, a Delaware corporation with an office at 1268 Bayshore Boulevard, Dunedin, Florida 33698, hereinafter called the "Company," and John L. Petersen, Rachel A. Fefer and Mark R. Dolan, who collectively own 100% of the Company's issued and outstanding common stock and are hereinafter called the "Founders."

                             W I T N E S S E T H

      WHEREAS, the Company is a newly organized Delaware corporation that has been formed for the purpose of conducting a registered public offering of securities and subsequently attempting to negotiate a business combination with another company that has both business history and operating assets; and

      WHEREAS, the Founders collectively purchased 1,500,000 shares of the Company's common stock (the "Founders' shares") for $45,000 in cash in connection with the organization of the Company; and

      WHEREAS, the Company has not engaged in any business activities to date and has no specific plans to engage in any particular business in the future; and

      WHEREAS, the Company has filed a Form S-1 Registration Statement under the Securities Act of 1933 for a public offering of securities that will, if successful, result in the classification of the Company as a "Blank Check Company" or "Reporting Public Shell" that can be used to effect a business combination with suitable privately-held enterprise (a "Target"); and

      WHEREAS, Capston has significant experience in the administration of inactive public companies and has offered to (a) provide office facilities for the Company; (b) provide administrative staff for the Company; (c) administer the day-to-day operations of the Company during its search for an acquisition Target; (d) administer the accounting and reporting functions during its search for an acquisition Target; (e) assist in the investigation of potential Targets; and (f) provide administrative support services to the officers and directors of the Company in connection with their negotiation of a business combination agreement; and

      WHEREAS, the parties hereto desire to enter into a formal agreement for the administration of the Company's affairs;

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed that Capston shall provide certain administrative and marketing services for the Company in accordance with the terms and provisions of this agreement, which are as follows, to-wit:

                                    Article I
                          Compensation to Administrator

     1.1 As its sole compensation for services to be rendered in connection with the development and implementation of the Plan and the operation of the Company pursuant to this agreement, each of the Founders agrees to pay a cash fee to the Administrator equal to:

o 80% of the first $50,000 in cash proceeds from the sale of founders' shares owned by them; plus

o 50% of the second $50,000 in cash proceeds from the sale of the founders' shares owned by them; plus

o 20% of any additional cash proceeds received from the sale of the founders' shares owned by them.

Except as specifically provided in this Agreement, the Administrator shall not be entitled to receive any direct or indirect cash compensation from the Company, any common stock or other securities of the Company, or any options, warrants appreciation rights or similar instruments that will or might entitle the Administrator to receive direct or indirect compensation from the Company in the future.

                                   Article II
                             Powers of Administrator

     2.1 Subject at all times to the supervision, direction and control of the Company's board of directors, Administrator shall have all necessary power and authority to (a) provide office facilities for the Company; (b) provide administrative staff for the Company; (c) administer the day-to-day operations of the Company during its search for an acquisition Target; and (d) administer the accounting and reporting functions during its search for an acquisition Target; (e) assist in the investigation of potential Targets; and (f) provide administrative support services to the officers and directors of the Company in connection with their negotiation of a business combination agreement.

     2.2 The Administrator shall not have any authority to negotiate or enter into contracts on behalf of the Company without the express written authorization of the Company's board of directors. The Administrator shall not be permitted to act as a finder with respect to potential Targets or have any direct involvement in any transaction that involves or may involve the offer or sale of the Company's securities to the owners of a potential Target.

      2.3 The Administrator shall have no authority to retain attorneys, accountants or other professionals to represent and assist the Company in any matters without the express written consent of the Company's board of directors. The fees of any professionals retained to represent the Company shall be treated as direct operating expenses of the Company and paid by the Company from its available cash resources.

      2.4 The Administrator shall have no authority to enter into agreements with finders, broker-dealers, investment bankers, venture capitalists or other members of the financial community. Notwithstanding the generality of the foregoing, the Administrator shall be authorized to conduct preliminary discussions with such persons and make such recommendations to the Company's board of directors as it deems reasonable and prudent under the circumstances. All fees that may be payable to finders, broker-dealers, investment bankers, venture capitalists or other members of the financial community shall be treated as operating expenses of the Company and paid by the Company from its available resources, provided, however, that no fees may be paid to any such third party without the express written consent of both the Company's board of directors and the management of the Target.

                                   Article III
                                   Operations

      3.1 The Administrator shall discharge all of its obligations to the Company in a professional manner. The Administrator shall maintain a competent professional staff and the Company's board of directors shall, at all times, have the authority to approve or disapprove the Administrator's proposed assignment of administrative staff to the affairs of the Company. In connection with all operations on behalf of the Company, the Administrator shall adhere to the standard of care that is customary and usual in the administration of ministerial activities of similarly situated public companies.

      3.2 The number of employees, the selection of such employee, the hours of labor and the compensation for services to be paid any and all such employees shall be determined by Administrator, and all such employees shall be the employees of and paid by the Administrator.

      3.3 The Administrator shall retain such consultants, subcontractors, employees and agents as may be necessary to discharge the duties set forth in this Article III in a prompt, professional and timely manner. Except as specifically set forth herein, all fees, wages, charges and expenses incurred by the Administrator in connection with the performance of its duties hereunder shall be the responsibility and obligation of, and paid by, the Administrator, and the Administrator hereby expressly agrees to indemnify and hold the Company harmless from and against all costs and expenses, including attorney's fees, judgments and amounts paid in settlement, which may be paid or incurred by any such person in connection with or as a result of any claim, demand, action or right of action which in any way arises from or relates to the performance of any duty of the Administrator under the terms of this Agreement.

                                   Article IV
                        Specific Duties of Administrator

      4.1 The Administrator shall have the primary responsibility for managing the Company's day-to-day business operations in a good and professional manner with due regard for the rights and interests of all of the Company's stockholders. In furtherance, and not in limitation of the foregoing, the Administrator shall:

     a. Administer all of the Company's existing and proposed operations in accordance with applicable law and the provisions of this Agreement;

     b. Administer all of the Company's existing and proposed operations in a good and workmanlike manner as would a prudent Administrator under the same or similar circumstances;

     c. Keep the Company's executive officers and its board of directors informed with respect to all matters that they are entitled to know under applicable law and such additional matters it deems to be important under the circumstances;

     d. Keep the Company's stockholders informed of all matters that they are entitled to know under applicable law and all additional matters it deems to be important under the circumstances;

     e. Keep the Company and its properties, if any, free from all liens and encumbrances occasioned by the operations contemplated hereby;

     f. Retain at its sole cost, risk and expense such employees, experts and consultants as may be necessary or desirable in the discharge of the duties of the Administrator set forth in this Agreement;

     g. Maintain complete, correct and accurate books, records and accounts and furnish to the Company's executive officers and its board of directors periodic reports in such detail as may be reasonably required to permit the Company to fully discharge its reporting obligations under the Exchange Act and other applicable law; and

     i. Make all information concerning the Company available for inspection by the Company's executive officers and board of directors, and the duly authorized representatives of the stockholders.

                                    Article V
                               Payment of Expenses

      5.1 All direct costs and expenses accruing or resulting from the administration of the Company's affairs pursuant to this agreement shall be paid from the existing capital resources of the Company.

     5.2 In the event that the available cash resources of the Company are insufficient to provide for the payment of the direct costs and expenses incurred by Company, the Administrator may, but shall not be obligated to advance such funds to the Company. If the Administrator elects to advance funds to the Company for any reason, such advances shall be treated as unsecured subordinated loans to the Company that may only be repaid by a Target upon completion of a business combination. All such advances shall be fully subordinated to the rights of the Company's stockholders under Securities and Exchange Commission Rule 419 and shall not give rise to any legal, equitable or other claim that the Administrator is or may be entitled to reimbursement from the funds on deposit in the Company's Rule 419 escrow.

     5.3 In the event that the available cash resources of the Company are insufficient to provide for the payment of the direct costs and expenses incurred by Company, the Administrator may ask the Founders to contribute additional cash to finance the ongoing operations of the Company. The Founders may advance such additional funds at their sole discretion, but shall not be obligated to do. If the Founders elect to advance funds to the Company for any reason, such advances shall be treated as unsecured subordinated loans to the Company that may only be repaid by a Target upon completion of a business combination. All such advances shall be fully subordinated to the rights of the Company's stockholders under Securities and Exchange Commission Rule 419 and shall not give rise to any legal, equitable or other claim that the Founders are or may be entitled to reimbursement from the funds on deposit in the Company's Rule 419 escrow.

                                   Article VI
                              Rights of the Company

      6.1 The Company's executive officers and board of directors shall have access to Administrator and the Administrator's employees at all reasonable times to inspect and supervise the activities of the Administrator pursuant to the terms of this agreement and shall have access at all reasonable times to all information pertaining to the operation thereof. Administrator, upon request, shall furnish the Company's executive officers and board of directors with any information that may be reasonably requested pertaining to affairs of the Company, including copies of accounting records, correspondence, due diligence materials provided by potential Targets, and reports of analytical activities undertaken by the Administrator at the request of the Company. The Company's executive officers and board of directors shall have the right to inspect at all reasonable times during business hours, the books and records of Administrator pertaining to the Company; provided, however, that Administrator may destroy or otherwise dispose of any books and records relating to matters that are more than seven years old, except records with respect to items in dispute.

                                   Article VII
                           Liability of Administrator

      7.1 The judgment and discretion of Administrator exercised in good faith shall be the limit of the liability of Administrator to Company. Administrator shall never be liable to Company for any act taken, or omitted to be taken, in good faith in the performance of any of the provisions of this agreement. Administrator shall not be liable to Company for any failure to perform or for any loss caused by strikes, riots, fires, tornadoes, floods or any other cause including requirements of governmental agencies, whether of like character or not, beyond the control of Administrator and which the exercise of reasonable diligence could not avoid.

                                  Article VIII
                                     Notices

      8.1 All notices, reports and correspondence permitted or required to be given to any party hereunder, except as otherwise specifically provided herein, shall be given in writing by U.S. mail or by telegram, postage or charges prepaid, addressed to such party at the address listed above. Any party may change his or its address by appropriate written notice to the other party hereto.

                                   Article IX
                State and Federal Laws, Rules and Regulations

      9.1 All of the terms and provisions of this agreement are hereby expressly made subject to all federal and state laws and to all valid rules and regulations and orders of any duly constituted authority, having jurisdiction in the premises. Administrator shall prepare and the Company shall file all such applications, notices, reports and other information concerning the operations of the Company as may be required under the Exchange Act or other applicable law. The Administrator at its sole cost, risk and expense shall pay all costs and expenses incurred by Administrator in preparing periodic and other reports for the benefit of the Company. Notwithstanding the foregoing, all professional fees associated with the preparation of the Company's regulatory reports and all filing fees associated therewith shall be treated as direct expenses of the Company. Nothing herein contained, however, shall obligate the Administrator to prepare any applications, notices, reports and other information concerning the operations of the Company from and after the closing date of a business combination transaction of the type contemplated by the Plan.

                                    Article X
                                  Force Majeure

      10.1 If any party is rendered unable, wholly or in part, by force majeure, to carry out its obligations under this Agreement, other than the obligation to make money payments, that party shall the other party prompt written notice of the force majeure, with reasonably full particulars concerning it; thereupon, the obligation of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure as quickly as possible. The term "force majeure" as here employed shall mean an Act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

                                   Article XI
                                      Term

      11.1 Subject to other provisions hereof, this agreement shall remain in full force and effect until the earlier of (a) the closing date of a business combination transaction of the type described in the Company's registration statement, or (b) the expiration of the 18 month period specified in Section 1.2 hereof, at which time all powers and responsibilities of the Administrator shall terminate.

                                   Article XII
                                Other Provisions

      12.1 Notwithstanding anything to the contrary contained in this Agreement, the following items pertaining to the management of the Company shall not be considered as administrative overhead, and Administrator shall be entitled to make a direct charge to the Company or the Target Company for same:

   a. Fees for third-party legal and accounting services, costs and expenses incurred in connection with preparation and filing of any reports or statements that the Company may be required to file with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

   b. Fees for third party professional and contract services of personnel directly connected with or engaged in the consummation of a business combination transaction of the type contemplated by Company's registration statement, provided, however, that all agreements with such professional service providers or contract service personnel shall be subject, in all events, to the prior approval of the Company's board of directors.

      12.2 This agreement and of the terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns, and shall be enforceable by the parties in any court of competent jurisdiction.

                                  Article XIII
                         Representations and Warranties

      15.1 Organization and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary.

      15.2 Articles of Incorporation and By-Laws. The Company has heretofore furnished to Administrator a complete and correct copy of the Articles of Incorporation and the By-Laws, as amended or restated to the date hereof. The Company is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.

      15.3 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of common stock, $.001 par value and 5,000,000 shares of preferred stock, $0.001 par value. As of the date hereof (before giving effect to the transactions contemplated herein) (i) 1,500,000 shares of common stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Company's Articles of Incorporation or By-Laws or any agreement to which the Company is a party or is bound and (ii) no shares of the Company's Preferred Stock are outstanding. There are no options, warrants, calls or other rights (including registration rights), agreements, arrangements or commitments presently outstanding obligating the Company to issue, deliver, sell or register shares of its capital stock or debt securities, or obligating the Company to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment.

      15.4 Subsidiaries. The Company does not have any subsidiaries or own any interest in any enterprise (whether or not such enterprise is a corporation). The Company has either sold to third parties, or dissolved in accordance with applicable law, all corporations, partnerships and other incorporated or unincorporated enterprises in which it has previously had an interest, regardless of whether such interest arose from stock ownership, management control or otherwise.

      15.5 Authority. Each of the Company and its board of directors has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and no other corporate proceeding on the part of the Company (including, without limitation, any approval by the shareholders of the Company of this Agreement or the transactions contemplated herein) is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Company and its board of directors and, assuming the due authorization, execution and delivery hereof by Capston, constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (i) except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to or affecting creditors' rights generally, and without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers and (ii) subject to the limitations imposed by general rules of equity (regardless of whether such enforceability is considered at law or in equity).

      15.6 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not (i) conflict with or violate the Company's Certificate of Incorporation or By-Laws, as amended or restated, (ii) conflict with or violate any Laws in effect as of the date of this Agreement applicable to the Company or by which any of its properties is bound, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or Encumbrance on, any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound or subject except for breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or Encumbrances that would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise) operations or prospects of the Company, taken as a whole, or on the transactions herein contemplated.

      (b) The execution and delivery of this Agreement by the Company and the performance of this Agreement by the Company does not require the Company to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entities, except for applicable requirements, if any, of (i) the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the securities laws of any other jurisdiction (the "Blue Sky Laws") and the National Association of Securities Dealers, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent the Company from performing its obligations under this Agreement.

      15.7 Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "the Company Permits"), and there is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened, regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of (a) any Law applicable to the Company or by which any of its properties is bound or subject or (b) any of the Company Permits.

      15.8 No Undisclosed Liabilities. There are no liabilities of the Company, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

      15.9 Absence of Litigation. There is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of the Company, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of the Company, threatened against the Company or any properties or rights of the Company and the Company is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease and desist or other orders.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above

Win or Lose Acquisition Corporation
Capston Network Company
(the Company)                                (the Administrator)



By:              /s/                         By:              /s/
    -----------------------------                -----------------------------
     Sally A. Fonner, President                   Sally A. Fonner, President



John L. Petersen, as a Founder and beneficial
Owner of 500,000 Founders' Shares



                 /s/
---------------------------------
John L. Petersen



Rachel A. Fefer, as a Founder and beneficial
Owner of 500,000 Founders' Shares



                 /s/
---------------------------------
Rachel A. Fefer



Mark R. Dolan, as a Founder and beneficial
Owner of 500,000 Founders' Shares



                 /s/
---------------------------------
Mark R. Dolan